UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 22, 2007

PHILLIPS-VAN HEUSEN CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-07572	13-1166910
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Madison Avenue, New York, New York	10016
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code  (212)-381-3500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 2.02

RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 22, 2007, Phillips-Van Heusen Corporation (the “Company”) issued a press release to report the Company’s 2007 second quarter earnings, which is set forth in the attached Exhibit 99.1.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, regardless of any general incorporation language in such filing.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits.

Exhibit	Description
99.1	Press Release, dated August 22, 2007.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILLIPS-VAN HEUSEN CORPORATION

By: /s/ Bruce Goldstein

Bruce Goldstein

Senior Vice President and Controller

Date: August 22, 2007

Exhibit Index

Exhibit	Description
99.1	Press Release, dated August 22, 2007.